SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of September 7, 2016, 2016, by and among EnviroStar, Inc., a Delaware corporation (the “Company”), and Symmetric Capital II LLC, a Florida limited liability company (the “Investor”).

BACKGROUND

A.            The Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act;

B.           The Investor wishes to purchase from the Company, and, upon the recommendation of a special committee of the Board of Directors of the Company comprised solely of independent and disinterested directors (the “Special Committee”) and the approval of the full Board of Directors of the Company, the Company wishes to sell to the Investor, upon the terms and conditions stated in this Agreement, 1,290,323 shares (the “Shares”) of the Company’s common stock, par value $0.025 per share (the “Common Stock”), at a purchase price of $4.65 per share, for an aggregate purchase price of $6,000,001.95 (the “Purchase Price”).

C.           The transactions contemplated hereby are, subject to the terms and conditions hereof, to be consummated immediately prior to the consummation of the transactions contemplated by that certain asset purchase agreement, dated as of the date hereof (the “Asset Purchase Agreement”), by and among the Company and Western State Design, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, on the one hand, and Dennis Mack, Tom Marks and Western State Design, LLC, a California limited liability company, on the other hand.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Additional Listing Application” has the meaning set forth in Section 4.4.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, “controls” or is “controlled by” or is “under common control with” (as such terms are defined in Rule 12b-2 under the Exchange Act) such first Person; provided that, solely for the purposes of Sections 3.1(g), 3.1(h) and 4.2, the term Affiliate shall not include Henry M. Nahmad and any other entities in which Henry M. Nahmad either, directly or indirectly, owns equity or debt interests other than the Company and its Subsidiaries.

“Agreement” has the meaning set forth in the Preamble.

“Asset Purchase Agreement” has the meaning set forth in the Preamble.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of Florida are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the date of the Closing, subject to satisfaction (or, if applicable, waiver) of the conditions to Closing specified herein.

“Company” has the meaning set forth in the Preamble.

“Common Stock” has the meaning set forth in the Preamble.

“Disclosure Materials” means the SEC Reports and this Agreement.

“Disqualification Event” has the meaning set forth in Section 3.1(l).

“Eligible Market” means any of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Investor” has the meaning set forth in the Preamble.

“Issuer Covered Person” has the meaning set forth in Section 3.1(l).

“Knowledge” of the Company means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of any executive officer of the Company as of the date of this Agreement after due inquiry.

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Material Adverse Effect” means any of (i) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries taken as a whole on a consolidated basis, (ii) an adverse impairment of the Company’s ability to perform its obligations under this Agreement, or (iii) an adverse effect on the legality, validity or enforceability of this Agreement, provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (y) a change in the market price or trading volume of the Common Stock, or (z) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its Subsidiaries taken as a whole.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

“Purchase Price” has the meaning set forth in the Preamble.

“Regulation D” has the meaning set forth in the Preamble.

“SEC” has the meaning set forth in the Preamble.

“SEC Reports” means such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required.

“Securities Act” has the meaning set forth in the Preamble.

“Short Sales” has the meaning set forth in Section 3.2(i).

“Special Committee” has the meaning set forth in the Preamble.

“Subsidiary” means any direct or indirect subsidiary of the Company.

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that Trading Day shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York City time).

“Trading Market” means the Eligible Market on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction” has the meaning set forth in Section 3.2(i).

“Transfer Agent” means Computershare, or any successor transfer agent for the Company.

ARTICLE II
PURCHASE AND SALE

2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, the Shares. The date and time of the Closing shall be 5:00 p.m., Eastern time, on the Closing Date. The Closing shall take place at the offices of Troutman Sanders, LLP, 875 Third Avenue, New York, NY 10022, as promptly as practicable following the satisfaction or waiver of all of the conditions to Closing set forth in this Agreement. The Closing shall occur immediately prior to the closing of the transactions contemplated by the Asset Purchase Agreement.

2.2 Closing Deliveries.

(a) At the Closing, the Company shall deliver or cause to be delivered to the Investor the following:

(i)           a facsimile of the stock certificate evidencing the Shares, registered in the name of the Investor, and the Company shall instruct its Transfer Agent to deliver by overnight courier to the Investor the original certificate evidencing the Shares to be delivered to the Investor at the Closing, registered in the name of such Investor (with a copy of such instructions to be contemporaneously delivered to the Investor);

(ii)           a certificate of the Secretary of the Company, dated as of the Closing Date, (a) certifying the resolutions adopted by the Special Committee and the Board of Directors of the Company approving the transactions contemplated by this Agreement and the issuance of the Shares, (b) certifying the current versions of the certificate of incorporation and by-laws of the Company, as amended through the Closing Date, and (c) certifying as to the signatures and authority of the persons signing this Agreement and related certificates and documents on behalf of the Company; and

(iii)            a certificate of the Chief Operating Officer or Chief Financial Officer of the Company, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Section 5.1(a) and (b).

(b) At the Closing, the Investor shall deliver or cause to be delivered to the Company the aggregate Purchase Price in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as of the date hereof and as of the Closing as follows:

(a) Subsidiaries. (1) The Company owns or controls, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien and all issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights, and (2) the Company owns or controls, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities: (i) Steiner-Atlantic Corp., a Florida corporation, (ii) DRYCLEAN USA License Corp, a Florida corporation, (iii) DRYCLEAN USA Development Corp., a Florida corporation, and (iv) Biz Brokers International Inc.., a Florida corporation.

(b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required to be obtained or taken, as the case may be, by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed by the Company and is the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including, assuming the accuracy of the representations and warranties of the Investor set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(e) The Shares. The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof, free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investor).

(f) Capitalization. The authorized and outstanding equity capitalization of the Company (including all options, warrants and other convertible or other securities of the Company or any Subsidiary) are as disclosed in the SEC Reports.

(g) No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. The Company has not engaged any placement agent or other agent in connection with the sale of the Shares.

(h) Private Placement; Investment Company; U.S. Real Property Holding Corporation. Neither the Company nor any of its Affiliates nor, to the Company’s Knowledge, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. Assuming the accuracy of the representations and warranties of the Investor set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investor as contemplated hereby. The sale and issuance of the Shares hereunder does not contravene the rules and regulations of any Trading Market on which the Common Stock is listed or quoted. The Company is not required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not required to be registered as a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

(i) Listing and Maintenance Requirements. The Company has not, in the 12 months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all such listing and maintenance requirements.

(j) Application of Takeover Protections. The Company has taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to the Investor as a result of the Investor and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, as a result of the Company’s issuance of the Shares and the Investor’s ownership of the Shares.

(k) Acknowledgment Regarding Investor’s Purchase of Shares. The Company acknowledges and agrees that the Investor, in its capacity as such, is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Investor, in its capacity as such, is not acting as a financial advisor or fiduciary of the Company with respect to this Agreement and the transactions contemplated hereby and any advice given by the Investor or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Shares. The Company further represents to the Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its advisors and representatives.

(l) No Disqualification Events. None of the Company, any of its predecessors, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investor a copy of any disclosures provided thereunder.

(m) Other Covered Persons; Brokers and Finders. Neither the Company nor any Subsidiary has engaged, and none of them shall be obligated to pay (directly or indirectly) remuneration to, any Person for solicitation of the Investor in connection with the sale of any Shares. Neither the Company nor any Subsidiary has engaged any investment banker, broker or finder or incurred, and none of them will incur, any liability for any brokerage, investment banking or finders’ fees or commissions (or other similar fees or charges) in connection with the transactions contemplated hereby.

3.2 Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as of the date hereof and as of the Closing as follows:

(a) Organization; Authority. The Investor is an entity is duly organized and validly existing under the laws of the State of Florida with an active status and with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Investor of the Shares hereunder has been duly authorized by all necessary action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and constitutes the valid and binding obligation of the Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Public Sale or Distribution. The Investor is acquiring the Shares in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the

Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and, except as set forth in the Operating Agreement of the Investor, the Investor does not have a present arrangement to effect any distribution of the Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(c) Investor Status. At the time the Investor was offered the Shares, it was, at the date hereof it is, and at the Closing Date will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker dealer. The Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker dealer.

(d) General Solicitation. The Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.

(e) Experience of the Investor. The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Investor understands that it must bear the economic risk of this investment in the Shares indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(f) Access to Information. The Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and each Subsidiary and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend or affect the Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in this Agreement. The Investor acknowledges receipt of copies of the SEC Reports.

(g) No Governmental Review. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(h) No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not and will not (i) result in a violation of the organizational documents of the Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

(i) Prohibited Transactions; Confidentiality. None of the Investor (either directly or indirectly) or any Person acting on behalf of or pursuant to any understanding with the Investor, has engaged in any purchases or sales in the securities, including derivatives, of the Company (including, without limitation, any Short Sales involving any of the Company’s securities) (a “Transaction”) since the time that the Investor was first contacted by the Company or any other Person regarding the investment in the Company contemplated hereby, other than pursuant to a Transaction between the Investor or any such Person, on the one hand, and the Company, on the other hand. The Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with the Investor will engage, directly or indirectly, in any Transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed, other than pursuant to a Transaction between the Investor or any such Person, on the one hand, and the Company, on the other hand. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

(j) Restricted Securities. The Investor understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(k) Legends. It is understood that, except as provided in Section 4.1(b) of this Agreement, certificates evidencing the Shares will bear the legend set forth in Section 4.1(b).

(l) No Legal, Tax or Investment Advice. The Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(m) Brokers and Finders. The Investor has not engaged any investment banker, broker or finder or incurred, nor will the Investor incur, any liability for any brokerage, investment banking or finders’ fees or commissions (or other similar fees or charges) in connection with the transactions contemplated hereby.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Investor covenants that the Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or to the Company, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Shares by the Investor to an Affiliate of the Investor, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request at such time any removal of any existing legends on any certificate evidencing the Shares.

(b) The Investor agrees to the imprinting, until no longer required by this Section 4.1(b), of the following legend on any certificate evidencing any of the Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Certificates evidencing the Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares pursuant to a registration statement covering the resale of such Shares that is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Shares can be sold under Rule 144, (iii) if the Shares are eligible for sale without restriction or limitation under Rule 144, or (iv) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). Following the date that a legend is no longer required for the Shares, the Company will no later than three Trading Days following the delivery by the Investor to the Company or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to the Company) of (a) a legended certificate representing such Shares (and, in the case of a requested transfer, endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to effect transfer), and (b) an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to the Investor or its transferee, as the case may be, a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.

4.2 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Investor or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market.

4.3 Use of Proceeds. The Company will use at least $6,000,000 of the Purchase Price paid to it hereunder to fund, in part, the acquisition of the assets being purchased by the Company pursuant to the Asset Purchase Agreement.

4.4 Further Assurances. The Company and the Investor shall cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable under this Agreement and applicable laws, rules and regulations to consummate and make effective the transactions contemplated hereby as soon as practicable. Without limiting the generality of the foregoing, the Company shall, as promptly as practicable hereafter, prepare and deliver to the NYSE MKT an additional listing application relating to the Shares (the “Additional Listing Application”) and use its commercially reasonable efforts to secure the NYSE MKT’s approval of the Additional Listing Application.

ARTICLE V
CONDITIONS

5.1 Conditions Precedent to the Obligations of the Investor. The obligation of the Investor to acquire the Shares at the Closing is subject to the satisfaction or waiver by the Investor, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing as though made on and as of such date (except for representations and warranties that speak as of a specific date, which shall be true and correct or true and correct in all material respects, as the case may be, as of such specific date).

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(c) Asset Purchase Agreement. All conditions to closing the transactions contemplated by the Asset Purchase Agreement (other than the Closing of the transactions contemplated hereunder) shall have been satisfied or waived, so that the closing of the transactions contemplated by the Asset Purchase Agreement shall occur immediately following the Closing of the transactions contemplated hereunder.

(d) Company Deliverables. The Company shall have delivered the deliverables specified in Section 2.2(a) of this Agreement.

(e) Financing Condition. The Investor shall have obtained all financing necessary to pay the aggregate Purchase Price required to consummate the purchase of the Shares hereunder.

(f) Additional Listing Application. The Additional Listing Application shall have been approved by the NYSE MKT.

5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Investor contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made on and as of such date (except for representations and warranties that speak as of a specific date, which shall be true and correct or true and correct in all material respects, as the case may be, as of such specific date).

(b) Performance. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing.

(c) Asset Purchase Agreement. All conditions to closing the transactions contemplated by the Asset Purchase Agreement (other than the Closing of the transactions contemplated hereunder) shall have been satisfied or waived, so that the closing of the transactions contemplated by the Asset Purchase Agreement shall occur immediately following the Closing of the transactions contemplated hereunder.

(d) Purchase Price. The Investor shall have paid to the Company the aggregate Purchase Price for the Shares pursuant to Section 2.2(b) of this Agreement.

(e) Additional Listing Application. The Additional Listing Application shall have been approved by the NYSE MKT.

ARTICLE VI
MISCELLANEOUS

6.1 Termination. This Agreement may be terminated (a) by the Company or the Investor, by written notice to the other party, if the Closing has not been consummated by December 31, 2016 or (b) at any time upon the mutual written consent of the parties. No termination will affect the right of any party to sue for any breach by the other party.

6.2 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Shares.

6.3 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investor such further documents as may be reasonably requested in order to give practical effect to the intention of the parties hereunder.

6.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 6.4 prior to 6:30 p.m. (Miami time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 6.4 on a day that is not a Trading Day or later than 6:30 p.m. (Miami time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

6.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver with respect to any default under or any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may assign any of its rights hereunder to any of its Affiliates without the prior written consent of the Company.

6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.9 Governing Law; Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof, which would result in the applicability of the laws of another jurisdiction. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the United States District Court for the Southern District of Florida and the courts of the State of Florida located in Miami-Dade County in connection with any action arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to venue in the Southern District of Florida and the courts of the State of Florida located in Miami-Dade County, and agrees that service of any summons, complaint, notice or other process relating to such proceeding may be effected in the manner provided by Section 6.4. IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PARTIES HERETO WAIVE TRIAL BY JURY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

6.10 Survival. The representations and warranties, agreements and covenants contained herein shall survive the Closing.

6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

6.12 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.13 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Company will be entitled to seek specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach hereunder and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

ENVIROSTAR, INC.
By:	/s/ Michael Steiner
Name: Michael Steiner
Title: Chief Operating Officer
Address for Notice:

EnviroStar, Inc.
290 Northeast 68th Street
Miami, Florida 33138
Tel: (305) 754-4551
Fax: (305) 751-4903
Email: msteiner@steineratlantic.com
Attn: Michael Steiner
Symmetric Capital II LLC
By:	/s/ Henry M. Nahmad
Name: Henry M. Nahmad
Title: Manager and President
Address for Notice:

c/o EnviroStar, Inc.
290 Northeast 68th Street
Miami, Florida 33138
Tel: (305) 754-4551
Fax: (305) 751-4903
Email: hnahmad@envirostarinc.com
Attn: Henry Nahmad

With a copy to:

Stearns Weaver Miller Weissler Alhadeff & Sitterson,
P.A.
Museum Tower
150 West Flagler Street, Suite 2200
Miami, FL 33130
Tel: (305) 789-3551
Fax: (305) 789-2690
Attn: Eric Solomon